Exhibit 99.1

For further information contact:

James O. Donnelly

President and Chief Executive Officer

Norwood Financial Corp

(570) 253-1455

FOR IMMEDIATE RELEASE

January 5, 2026

NORWOOD FINANCIAL CORP COMPLETES ACQUISITION

OF PB BANKSHARES, INC.

Honesdale, Pennsylvania—Norwood Financial Corp (NASDAQ Global Market: NWFL) (“Norwood”), the holding company for Wayne Bank, announced today that that it had completed its acquisition of PB Bankshares, Inc. (“PB Bankshares”) and its wholly-owned subsidiary, Presence Bank effective as of January 5, 2026. Presence Bank has been merged into Wayne Bank. At their election, PB Bankshares shareholders are receiving either $19.75 in cash or 0.7850 shares of Norwood common stock for each share of PB Bankshares common stock held subject to the allocation and proration procedures set forth in the Merger Agreement. In lieu of fractional shares of Norwood common stock, PB Bankshares shareholders will receive cash at the rate of approximately $29.08 per share of Norwood common stock. PB Bankshares’ shareholders who have not previously surrendered their share certificates will receive information shortly on how to exchange their shares for the merger consideration to which they are entitled.

Approximately 87% of PB Bankshares shares outstanding elected to receive Norwood common stock, approximately 1% elected to receive cash, and approximately 12% submitted elections expressing no preference as to the form of merger consideration, or did not make, or failed to submit, a valid election. Based on this information, PB Bankshares shareholders who made valid elections to receive the cash consideration will receive the cash consideration for all of their shares subject to such election, and PB Bankshares’ shareholders who made valid elections to receive the stock consideration will receive stock consideration for approximately 92% of their shares subject to such election, with the balance of such elections being satisfied with the cash consideration. PB Bankshares shareholders who expressed no preference as to the form of merger consideration to be received or did not make a valid election will receive the cash consideration for all of their shares.

Effective upon completion of the merger, Joseph W. Carroll and Spencer J. Andress, each former directors of PB Bankshares and Presence Bank, were appointed to the boards of directors of Norwood and Wayne Bank.

Janak M. Amin, President and Chief Executive Officer of PB Bankshares and Presence Bank, will join the Norwood team as Executive Vice President and Chief Operating Officer of Norwood and Wayne Bank. In addition, Larry W. Witt, Executive Vice President and Chief Information Officer of PB Bankshares, will join with Norwood as Executive Vice President and Chief Information Officer of Norwood and Wayne Bank, and Douglas L. Byers, Executive Vice President and Chief Banking Officer of PB Bankshares, will join Norwood as Executive Vice President and Market President, Central Pennsylvania, of Norwood and Wayne Bank.

As a result of the merger, Norwood will extend its footprint into Chester and Lancaster Counties in Pennsylvania. The combined company will have approximately $2.9 billion in assets and 33 office locations. At September 30, 2025, PB Bankshares had total assets of $456.4 million, deposits of $355.0 million and shareholders’ equity of $51.3 million.

Norwood’s President and CEO, James O. Donnelly, said “We are pleased to welcome PB Bankshares’ shareholders, customers and employees to our Norwood family. We expect this combination will allow us to offer expanded products and services to the communities in our combined market areas. PB Bankshares’ focus on community and relationship banking aligns well with Norwood’s similarly oriented culture, as we all work together to embody ‘Every Day Better’, creating value for all.”

“We will be able to provide more products and services to our customers given Wayne Bank’s strength in retail banking. In addition, Wayne Bank’s larger capital base will allow us to take better care of commercial customers with growing needs and the increased lending limit will allow us to retain and attract more customers.” stated Janak M. Amin, President and Chief Executive Officer of PB Bankshares.

Janney Montgomery Scott LLC acted as financial advisor to Norwood Financial Corp and Stephens Inc. acted as financial advisor to PB Bankshares, Inc. Jones Walker LLP, Washington, DC, and Meeks Butera & Israel PLLC, served as legal counsel for Norwood Financial Corp, and Barley Snyder LLP served as legal counsel for PB Bankshares, Inc.

About Norwood Financial Corp

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fifteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Norwood’s and PB Bankshares’ beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the integration of PB Bankshares’ business and operations with those of Norwood may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to PB Bankshares’ or Norwood’s existing businesses; the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the merger may be greater than expected; the ability to achieve anticipated merger-related operational efficiencies; the ability to enhance revenue through increased market penetration, expanded lending capacity and product offerings; changes in monetary and fiscal policies of the Federal Reserve Board and the U. S. Government, particularly related to changes in interest rates; changes in general economic conditions, especially the effects of current fluctuations in tariff policies, impacts of workforce deportations, the proliferation of legal actions challenging government policies, and substantial reductions in force of government and non-government organization employees, all of which may put pressure on supply chains and exacerbate market volatility; occurrence of natural or man-made disasters or calamities, including health emergencies, the spread of infectious diseases, pandemics or outbreaks of hostilities, or the effects of climate change, and the ability of Norwood, PB Bankshares and their respective customers to deal effectively with disruptions caused by the foregoing; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in our market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; and changes in accounting principles, or the application of generally accepted accounting principles. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood’s and PB Bankshares’ reports (such as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood or PB Bankshares or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood and PB Bankshares do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made. We caution that the foregoing list of important factors that may affect future results is not exhaustive.